Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company began operating as a real estate investment trust for federal income tax purposes ("REIT") effective January 1, 2015, and thereafter received a favorable private letter ruling (“PLR”) from the U.S. Internal Revenue Service (“IRS”) that validated the Company's position with respect to specified REIT compliance matters. As a result, the Company may deduct the distributions made to its stockholders from taxable income generated by the Company and its qualified REIT subsidiaries (“QRSs”). The Company’s dividends paid deduction generally eliminates the taxable income of the Company and its QRSs, resulting in no U.S. income tax due. However, the Company's taxable REIT subsidiaries (“TRSs”) in the U.S. will continue to be subject to federal and state income taxes on any taxable income generated by them. In addition, the foreign operations of the Company will continue to be subject to local income taxes regardless of whether the foreign operations are operated as a QRS or a TRS.
Income (loss) before income taxes is attributable to the following geographic locations for the years ended December 31, (in thousands):

	2016	2015	2014
Domestic	$215,010	$123,153	$(46,876)
Foreign	(55,151)	87,845	131,609
Income from continuing operations before income taxes	$159,859	$210,998	$84,733

The tax benefit (expenses) for income taxes consisted of the following components for the years ended December 31, (in thousands):

	2016	2015	2014
Current:
Federal	$(16,365)	$(85,352)	$(98,445)
State and local	(2,147)	(3,984)	(16,243)
Foreign	(62,278)	(27,090)	(31,844)
Subtotal	(80,790)	(116,426)	(146,532)
Deferred:
Federal	(11,184)	87,801	(177,877)
State and local	(3,328)	4,600	(21,539)
Foreign	49,851	801	489
Subtotal	35,339	93,202	(198,927)
Provision for income taxes	$(45,451)	$(23,224)	$(345,459)

State and foreign taxes not based on income are included in general and administrative expenses and the aggregate amounts were insignificant for the years ended December 31, 2016, 2015 and 2014.
The Company is entitled to a deduction for federal and state income tax purposes with respect to employee equity award activity. The reduction in income tax payable related to windfall tax benefits for employee equity awards has been reflected as an adjustment to additional paid-in capital. For the years ended December 31, 2016, 2015 and 2014, the benefits arising from employee equity award activity that resulted in an adjustment to additional paid-in capital were approximately $2,773,000, $30,000 and $18,561,000, respectively. The amount of benefits for 2016 and 2015 is significantly lower than 2014 due to the zero effective U.S. tax rate that applies to the REIT as the Company intended to distribute or distributed 100% of its U.S. taxable income for 2016 and 2015.
The fiscal 2016, 2015 and 2014 income tax expense differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following for the years ended December 31 (in thousands):

	2016	2015	2014
Federal tax at statutory rate	$(55,951)	$(73,849)	$(29,657)
State and local taxes	(4,895)	945	1,370
Deferred tax assets generated in current year not benefited	(6,246)	(4,916)	(3,311)
Foreign income tax rate differential	22,016	30,387	20,002
Non-deductible expenses	(15,828)	(14,252)	(1,274)
Stock-based compensation expense	(5,890)	(3,922)	(4,496)
Change in valuation allowance	11,995	710	1,655
Foreign financing activities	(26,708)	2,592	2,981
Loss on debt extinguishment	(8,288)	—	—
Gain on divestments	8,828	—	—
Uncertain tax positions reserve	(9,371)	(3,191)	(463)
Tax adjustments related to REIT	45,060	45,823	(324,142)
Other, net	(173)	(3,551)	(8,124)
Total income tax expense	$(45,451)	$(23,224)	$(345,459)

The Company had not previously provided for deferred taxes on the excess of the financial reporting value over the tax basis in its investments in foreign subsidiaries that are essentially permanent in duration because the Company intended to reinvest the earnings outside the U.S. for an indefinite period of time.  As a result of the Company’s conversion to a REIT effective January 1, 2015, it is no longer the Company’s intent to indefinitely reinvest undistributed foreign earnings from its operations in Europe, Canada and Japan.  However, no deferred tax liability has been recognized to account for this change because the expected recovery of the basis difference will not result in taxes in the post-REIT conversion periods. As it continues to qualify as a REIT, the Company will not incur U.S. tax liability on the future repatriation of the foreign earnings and profits of the above noted jurisdictions due to the zero tax rate that will apply provided the Company distributes 100% of its taxable income. The Company, in general, will continue to reinvest its undistributed foreign earnings in jurisdictions that are not included in the REIT structure indefinitely. The foreign withholding taxes are expected to be immaterial if these undistributed foreign earnings are distributed. During the fourth quarter of 2016, the Company repatriated approximately $63,700,000 of foreign earnings from Singapore, which increased the taxable income for 2016 and was included in the REIT distribution for the year. There is no foreign withholding tax triggered by the repatriation.
The types of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities are set out below as of December 31 (in thousands):

	2016	2015
Deferred tax assets:
Reserves and accruals	$11,276	$13,013
Stock-based compensation expense	1,752	1,459
Unrealized (gains) losses	—	10,656
Operating loss carryforwards	37,594	34,457
Others, net	5	18
Gross deferred tax assets	50,627	59,603
Valuation allowance	(29,167)	(29,894)
Total deferred tax assets, net	21,460	29,709
Deferred tax liabilities:
Property, plant and equipment	(57,006)	(9,048)
Unrealized (gains) losses	(7,832)	—
Intangible assets	(168,655)	(60,133)
Total deferred tax liabilities	(233,493)	(69,181)
Net deferred tax liabilities	$(212,033)	$(39,472)

The tax basis of REIT assets, excluding investments in TRSs, is greater than the amounts reported for such assets in the accompanying consolidated balance sheet by approximately $1,153,900,000 at December 31, 2016.

The Company's accounting for deferred taxes involves weighing positive and negative evidence concerning the realizability of the Company's deferred tax assets in each tax jurisdiction. After considering such evidence as the nature, frequency and severity of current and cumulative financial reporting losses, and the sources of future taxable income and tax planning strategies, management concluded that valuation allowances were required in certain foreign jurisdictions. A valuation allowance continues to be provided for the deferred tax assets, net of deferred tax liabilities, associated with the Company's operations in Brazil, Canada, and certain jurisdictions located in the Company’s EMEA and Asia-Pacific regions. The operations in these jurisdictions have a history of significant losses as of December 31, 2016. As such, management does not believe these operations have established a sustained history of profitability and that a valuation allowance is, therefore, necessary.

Changes in the valuation allowance for deferred tax assets for the years ended December 31, 2016, 2015 and 2014 are as follows (in thousands):

	2016	2015	2014
Beginning balance	$29,894	$27,181	$31,058
Amounts from acquisitions	5,053	—	—
Amounts recognized into income	(11,995)	(710)	(1,655)
Current increase (decrease)	6,557	4,513	721
Impact of foreign currency exchange	(342)	(1,090)	(3,181)
Net operating loss ("NOL") and tax credit expiration	—	—	238
Ending balance	$29,167	$29,894	$27,181

Federal and state tax laws, including California tax laws, impose substantial restrictions on the utilization of NOL and credit carryforwards in the event of an "ownership change" for tax purposes, as defined in Section 382 of the Internal Revenue Code. In 2003, the Company conducted an analysis to determine whether an ownership change had occurred due to significant stock transactions in each of the reporting years disclosed at that time. The analysis indicated that an ownership change occurred during fiscal year 2002, which resulted in an annual limitation of approximately $819,000 for NOL carryforwards generated prior to 2003. Therefore, the Company substantially reduced its federal and state NOL carryforwards for the periods prior to 2003 to approximately $16,400,000. In addition, an ownership change under Section 382 of the Internal Revenue Code was triggered in September 2007 by the issuance of 4,211,939 shares of the Company's common stock. However, the annual limitation associated with this ownership change is not meaningful due to the substantial market capitalization of the Company at the time of the ownership change. The Company determined that no Section 382 ownership change occurred during the year ended December 31, 2016. In addition, the NOL acquired in the Switch and Data acquisition in 2010 is subject to the Section 382 limitation; however, the Company has determined that none of the acquired NOLs will expire unused as a result of the limitation.
The Company’s U.S. operations generated significant taxable income (versus book income) for the years ended December 31, 2016 and 2015 primarily due to the change in the tax method for depreciation of the Company’s property, plant and equipment. As the result of announcing its plan to pursue a REIT conversion, the Company changed its methods of depreciating and amortizing various data center assets to methods that are more consistent with the characterization of such assets as real property for REIT purposes. The change in the depreciation method resulted in the recapture of depreciation expense deducted in prior years and a much smaller amount of depreciation expense for the years ended December 31, 2016 and 2015.
The Company’s NOL carryforwards for federal, state and foreign tax purposes which expire, if not utilized, at various intervals from 2017, are outlined below (in thousands):

Expiration Date	Federal (1)	State (1)	Foreign	Total
2017	$—	$—	$9,018	$9,018
2018 to 2020	80,915	190	26,405	107,510
2021 to 2023	148,238	—	3,375	151,613
2024 to 2026	15,564	3,501	8,377	27,442
2027 to 2029	6,065	—	—	6,065
2030 to 2032	—	2,445	—	2,445
Thereafter	—	1,108	162,863	163,971
	$250,782	$7,244	$210,038	$468,064
__________________________

(1)
The total amount of NOL carryforwards that will not be available to offset the Company’s future taxable income after dividend paid deduction due to Section 382 limitations was $245,101,000, comprising $241,766,000 of federal and $3,335,000 of state.

Approximately $3,021,000 of the total NOL carryforwards is attributable to excess tax deductions related to employee equity awards, the benefit from which will be credited to additional paid-in capital when subsequently utilized in future years.
The beginning and ending balances of the Company's unrecognized tax benefits are reconciled below for the years ended December 31 (in thousands):

	2016	2015	2014
Beginning balance	$30,845	$36,138	$36,552
Gross increases related to prior year tax positions	570	—	1,200
Gross decreases related to prior year tax positions	—	(8,645)	(984)
Gross increases related to current year tax positions	41,972	4,802	1,538
Decreases resulting from expiration of statute of limitation	(826)	(1,450)	(1,112)
Decreases resulting from settlements	(374)	—	(1,056)
Ending balance	$72,187	$30,845	$36,138

The Company recognizes interest and penalties related to unrecognized tax benefits within income tax benefit (expense) in the consolidated statement of operations. During the year ended December 31, 2016, the accrued interest and penalties related to the unrecognized tax benefits was increased by $675,000. During the years ended December 31, 2015 and 2014, the accrued interest and penalties related to the unrecognized tax benefits were decreased by $1,701,000 and $3,126,000, respectively, primarily resulting from the settlement of tax audits and the lapse of statutes of limitations in its foreign operations. The Company has accrued $4,411,000 and $3,736,000 for interest and penalties accrued at December 31, 2016 and 2015, respectively.
The unrecognized tax benefits of $72,187,000 as of December 31, 2016, if subsequently recognized, will affect the Company's effective tax rate favorably at the time when such a benefit is recognized.
Due to various tax years open for examination, it is reasonably possible that the balance of unrecognized tax benefits could significantly increase or decrease over the next 12 months as the Company may be subject to either examination by tax authorities or a lapse in statute of limitations. The Company is currently unable to estimate the range of possible adjustments to the balance of unrecognized tax benefits.
The Company's income tax returns for all tax years remain open to examination by federal and state taxing authorities due to the Company's NOL carryforwards. In addition, the Company's tax years of 2005 through 2015 remain open and subject to examination by local tax authorities in certain foreign jurisdictions in which the Company has major operations.